Exhibit 10.1

FORM OF SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is entered into as of June 6, 2024 (the “Effective Date”), by and between [_] (the “Investor”), and Rapport Therapeutics, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company is proposing to issue and sell to the Investor (the “Offering”) [ ] of the Company’s common stock, $0.001 par value per share (the “Common Stock”), contemporaneously with the Company’s initial public offering of Common Stock (“IPO”), pursuant to the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the closing of the Offering shall take place concurrently with the closing of the IPO (the “IPO Closing Time”) and at a price per share equal to the initial public offering price per share that the Common Stock is sold to the public in the IPO (the “IPO Price”), as set forth on the cover of the final prospectus filed with the Securities and Exchange Commission (the “SEC”);

WHEREAS, the Shares are being offered to the Investor pursuant to a private placement exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, in order to effect the IPO, the Company shall enter into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Jefferies LLC, TD Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (acting in such capacity, collectively, the “Underwriters”), substantially in the form attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth below, the parties hereto hereby agree as follows:

1. Sale of Shares.

(a) Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to sell to the Investor, and the Investor hereby agrees to purchase from the Company, [_] of the Company’s Common Stock (the “Investment Amount”) at the IPO Price. The number of shares of Common Stock to be sold by the Company and purchased by the Investor hereunder (the “Shares”) shall equal the number of shares determined by dividing the Investment Amount by the IPO Price (rounded down to the nearest whole share). The total purchase price to be paid by the Investor for the Shares is equal to (i) the number of Shares multiplied by (ii) the IPO Price (the “Purchase Price”).

(b) Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210 or at such other place as shall be agreed upon by the parties hereto, after the satisfaction or waiver of each of the conditions set forth in Section 4 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) concurrently with the IPO Closing Time. At the Closing, (i) the Company shall cause the Company’s transfer agent to deliver the Shares directly to the Investor registered in the name of the Investor, and (ii) the Purchase Price for the Shares shall be delivered by or on behalf of the Investor directly to the Company.

(c) Payment of Purchase Price. Payment by the Investor of the Purchase Price to the Company shall be made at the Closing by wire transfer of immediately available funds equal to the Purchase Price to an account specified in writing by the Company at least one business day prior to the Closing.

Payment of the Purchase Price for the Shares shall be made against delivery to the Investor of the Shares, which Shares shall be uncertificated and shall be registered in the name of the Investor on the books of the Company by the Company’s transfer agent.

2. Representations and Warranties.

2.1 Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows as of the date hereof and as of the time of the Closing:

(a) The representations and warranties of the Company set forth in the Underwriting Agreement are true and correct on and as of the date hereof, with the same effect as if made to the Investor herein on the date hereof (except to the extent any such representations and warranties expressly relate to a particular date, in which case such representations and warranties are true and correct, with the same effect as if made to the Investor as of such particular date) (after giving effect to any materiality or other qualifiers contained therein);

(b) The Company has the full right, power, authority and capacity to enter into this Agreement and the Placement Agent Agreement (as hereinafter defined) and to consummate the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Placement Agent Agreement and the consummation of the transactions contemplated hereby and thereby;

(c) Each of this Agreement and the Placement Agent Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement, the Shares will be duly authorized, validly issued and fully-paid and nonassessable, not subject to any preemptive or similar rights and will be issued to the Investor free of liens, encumbrances and restrictions on transfer other than (i) restrictions on transfer under this Agreement and under applicable state and federal securities laws, (ii) restrictions on transfer under the lock-up agreement entered into by the Investor or its affiliates in connection with the IPO and (iii) any liens, encumbrances or restrictions on transfer that are created or imposed by the Investors. Subject in part to the truth and accuracy of the Investors’ representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of applicable state and federal securities laws;

(d) The execution and delivery by the Company of, and the performance by the Company of its obligations under each of this Agreement and the Placement Agent Agreement, the offer, issuance, sale and delivery of the Shares, the consummation of the transactions contemplated hereby and compliance by the Company with its obligations hereunder does not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (i) and (iii) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (as defined in the Underwriting Agreement); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws, which have been made or will be made in a timely manner, or have otherwise been duly waived.

(e) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined in the first paragraph of Rule 506(d)(1)), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable;

(f) Neither the Company nor, to the best of the Company’s knowledge, any of its Affiliates (which term, as used herein, shall have the meaning set forth in Rule 405 under the Securities Act) or any person or entity acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Section 4(a)(2) the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any trading market on which any of the securities of the Company are listed or designated; and

(g) Upon issuance, the Shares will be treated as “Registrable Securities” as defined in and pursuant to that certain Amended and Restated Investor Rights Agreement, dated August 7, 2023, by and among the Company, and each of the investors listed on Schedule A thereto.

2.2 Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

(a) (i) It is an institutional “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; (ii) it has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (iii) it has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management; (iv) all documents, records, and information pertaining to its investment in the Common Stock and the Company that have been requested by it, if any, have been made available or delivered to it prior to the date hereof; (v) its financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and can bear the loss of the entire investment in such Shares; (vi) it is not purchasing the Shares as the result of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or as a result of the Investor’s review of public filings by the Company; (vii) it has independently evaluated the merits of its decision to purchase securities of the Company; (viii) it has not relied on the advice of, or any representations by, any of Goldman Sachs & Co. LLC, Jefferies LLC, TD Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated (acting in their capacity as placement agents for the Offering, collectively, the “Placement Agents”), or any of their affiliates or any representative of the Placement Agents or their affiliates in making such decision; and (ix) none of the Placement Agents nor any of their representatives has any responsibility with respect to the completeness or accuracy of any information or materials furnished to the Investor in connection with the transactions contemplated hereby, and the Investor understands that the Placement Agents have acted solely as the agents of the Company in this placement of the Shares and the Investor has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to the Issuer in connection with the transactions contemplated hereby.;

(b) The Investor understands that this Agreement is made in reliance upon the Investor’s express representations, which it hereby represents and warrants to the Company, that (i) the Shares being purchased by the Investor are being acquired for the Investor’s own account (and not on behalf of any other person or entity) for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares or any portion thereof; (ii) the Investor was not organized for the specific purpose of acquiring the Shares; and (iii) the Shares will not be sold by the Investor without registration under the Securities Act or applicable state securities laws, or an exemption therefrom;

(c) The Investor further understands that the Shares being purchased by the Investor hereunder have not been registered under the Securities Act or any state securities laws and are instead being offered and sold in reliance on an exemption from such registration requirements. The Investor represents and warrants to the Company that, to the Investor’s knowledge, the Investor has not taken any action which could reasonably be expected to cause the sale of the Shares to be sold by the Company to the Investor to fail to qualify as exempt from the registration requirements of the Securities Act. The Investor further understands that until such time as the Shares shall have been registered under the Securities Act and applicable state securities laws or shall have been transferred in accordance with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, stop transfer instructions shall be issued to the Company’s transfer agent and any certificate or certificates representing such securities shall bear a restrictive legend stating that such securities have not been registered under the Securities Act and applicable state securities laws and referring to restrictions on the transferability and sale thereof;

(d) The Investor further understands that its representations and warranties hereunder will not preclude disposition of the Shares without registration thereof, in compliance with Rule 144 promulgated under the Securities Act (“Rule 144”). The Investor understands and acknowledges, however, that there may not be available when the Investor wishes to sell the Shares, or any portion thereof, the adequate current public information with respect to the Company which would permit offers or sales of such securities pursuant to Rule 144, and, therefore, compliance with the Securities Act or some other exemption from the registration and prospectus delivery requirements of the Securities Act may be required for any such offer or sale; and

(e) (i) The Investor is validly existing as a limited partnership in good standing under the laws of Delaware; (ii) the Investor has all requisite power and authority to execute and deliver this Agreement; and (iii) this Agreement constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

4. Conditions to the Closing. The obligations of the Company and the Investor hereunder are subject to the satisfaction of the conditions set forth below on or before the Closing. If for any reason any of the conditions set forth in this Section 4 are not satisfied or waived by each party entitled to the benefit of such conditions at or prior to the Closing, then each party by written notice given to the other parties hereto shall have the right to elect to terminate this Agreement and each party shall be released from their obligations hereunder and shall have no further liability hereunder, provided, however, that nothing contained in this Section 4 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party of this Agreement prior to such termination.

(a) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares at the Closing are subject to the satisfaction of the following conditions:

(i) the representations and warranties of the Company contained in Section 2.1 herein shall be true and accurate on and as of the Closing with the same force and effect as if they had been made at the Closing (except to the extent any such representations and warranties expressly relate to a particular date, in which case such representations and warranties are true and correct as of such particular date) (after giving effect to any materiality or other qualifiers contained therein);

(ii) the Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein;

(iii) no governmental authority or body shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order enjoining, suspending or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing, any stop order suspending the effectiveness of the Registration Statement shall be or shall have been in effect, or any proceedings for such purpose or pursuant to Section 8A under the Securities Act shall be or shall have been pending before or threatened by the SEC;

(iv) the Placement Agent Agreement shall be in full force and effect and none of the parties thereto shall have asserted any claim or initiated any action pursuant thereto;

(v) the Company shall have consummated the IPO and the Underwriters shall have purchased, concurrently with the purchase of the Shares by the Investor hereunder, the Initial Securities (as defined in the Underwriting Agreement) at the IPO Price (less any applicable underwriting discounts or commissions); and

(vi) the Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares.

(b) Conditions to the Company’s Obligations. The Company’s obligations to sell the Shares at the Closing are subject to the satisfaction of the following conditions:

(i) the Investor shall have paid the Purchase Price to the Company by wire transfer of immediately available funds as specified in Section 1(c) of this Agreement;

(ii) the representations and warranties of the Investor contained in Section 2.2 shall be true and accurate on and as of the Closing with the same force and effect as if they had been made at the Closing; and

(iii) the Underwriters shall have purchased, concurrently with the purchase of the Shares by the Investor hereunder, the Initial Securities (as defined in the Underwriting Agreement) at the IPO Price (less any underwriting discounts or commissions).

5. Reliance by the Placement Agents. The parties agree and acknowledge that the Placement Agents may rely on, as an express third-party beneficiary, (a) the representations, warranties, agreements and covenants of the Company contained in this Agreement and (b) the representations and warranties of the Investor contained in this Agreement, in each case as if such representations, warranties, agreements and covenants, as applicable, were made directly to the Placement Agents.

6. Exculpation of Placement Agents. Each party agrees, for the express benefit of the Placement Agents, their affiliates and their respective representatives, that:

(a) None of the Placement Agents, any of their affiliates or any of their respective representatives (i) has any duties or obligations other than those specifically set forth herein or in the Placement Agent Agreement by and among the Company and the Placement Agents, entered into on May 31, 2024 (as amended from time to time, the “Placement Agent Agreement”); (ii) makes any representation or warranty, express or implied, pursuant to this Agreement or in connection with any of the transactions contemplated hereby and has not provided any advice or recommendation to the Investors in connection with the purchase or sale of the Shares; or (iii) shall be liable for (x) any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion, rights or powers conferred upon it by this Agreement, (y) any improper payment made in accordance with the information provided by the Company, or (z) anything which any of them may do or refrain from doing in connection with this Agreement, except for such party’s own gross negligence, recklessness or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment.

(b) None of the Placement Agents, any of their affiliates or any of their respective representatives shall be responsible for, or have any duty to ascertain or inquire into, (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents, validity, accuracy, value or genuineness of any certificate, report or other document delivered by or on behalf of the Company, the Investor or any other party pursuant to this Agreement or in connection with any of the transactions contemplated hereby, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in this Agreement, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, or (v) the satisfaction of any condition set forth in Section 4 of this Agreement.

(c) The Placement Agents, their affiliates and their respective representatives shall be entitled to (i) rely on, and shall not incur any liability for acting reasonably upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company; (ii) consult with legal counsel and other experts, and shall not be liable for any lawful action taken or not taken in accordance with the advice of any such counsel or experts; and (iii) be indemnified by the Company for acting as Placement Agents hereunder pursuant to the indemnification provisions set forth in the Placement Agent Agreement.

(d) Nothing contained in this Section 6 or elsewhere in this Agreement shall affect the obligations and liability of any of the Placement Agents, any of their affiliates or any of their respective representatives pursuant to the Underwriting Agreement or otherwise under applicable law or regulation in connection therewith.

(e) Each of the Placement Agents is acting solely as placement agent to the Company in connection with the sale of the Shares and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for any Investor, the Company or any other person or entity in connection with the sale of Shares.

7. No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company (other than the Investor) shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to Purchaser, or that would be integrated with the offer or sale of such Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

8. Rule 144 Reporting. With a view to making available to the Investor the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144;

(b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended; and

(c) Furnish to the Investor promptly upon written request (i) a written statement by the Company as to its compliance with the public information requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing the Investor of any rule or regulation of the SEC permitting the sale of the Shares to the public without registration.

9. [Registration.

(a) If, following the one year anniversary of the date the Registration Statement is declared effective by the Commission, the Shares cannot be sold without restriction pursuant to Rule 144 promulgated under the Securities Act, then upon Investor’s written request, received by the Company within 30 days of such anniversary, the Company will use commercially reasonable efforts to register the Shares for resale under the Securities Act on a Registration Statement on Form S-3 (the “Resale Registration Statement”), filed within 90 days of such written request, and will use commercially reasonable efforts to have such Resale Registration Statement promptly declared effective by the Commission.

(b) The Company will use commercially reasonable efforts to keep the Resale Registration Statement continuously effective under the Securities Act until the earlier of (i) the date all of the Shares covered by such Resale Registration Statement have been sold or can be sold publicly without restriction or limitation under Rule 144 or (ii) the date that is two years following the Closing Date.

(c) The Investor shall furnish to the Company such information regarding the Investor, and the distribution proposed by the Investor, as the Company may reasonably request in writing and as shall be required in connection with the Resale Registration Statement.

(d) The Company shall pay all fees and expenses incident to the performance of or compliance with this Section 9 by the Company.]1

10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11. Notices. Notices given hereunder shall be deemed to have been duly given, only if given in writing, and on (i) the date of personal delivery; (ii) on the date one day after being delivered to a reputable overnight courier with proper delivery instructions; or (iii) if delivered by email, upon electronic confirmation of receipt to the party being notified as addressed as follows: (a) if to the Investor, to: [ ], (b) if to the Company, to: Rapport Therapeutics, Inc. at 1325 Boylston Street, Suite 401, Boston, MA 02215, Attention: Chief Financial Officer (tignelzi@rapportrx.com), with a copy (which shall not constitute notice) to: Goodwin Procter LLP, 100 Northern Ave, Boston, MA 02210.

12. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto or, in the case of a waiver, by the party waiving compliance. No waiver shall be deemed a waiver of any subsequent breach or default.

[1]	For SPA with Sofinnova Venture Partners XI, L.P. only.

Notwithstanding anything to the contrary herein, Sections 5 and 6 of this Agreement may not be waived, modified, supplemented or amended without the written consent of the Placement Agents.

13. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to conflict of laws principles which would result in the application of the law of any other jurisdiction.

14. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof.

15. Assignment. This Agreement may not be assigned by the Company or the Investor without the prior written consent of the other parties hereto.

16. Captions. Captions are for convenience only and are not deemed to be part of this Agreement. All references herein to numbered Sections are to Sections of this Agreement unless otherwise indicated.

17. Survival. The representations and warranties contained herein shall survive the Closing.

18. Counterparts. This Agreement may be executed by pdf and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

20. Legend Removal. If a Investor has resold all or a portion of the Shares in a manner described under the caption “Plan of Distribution” in a then-effective and available Resale Registration Statement or pursuant to Rule 144 or other available exemption from registration under the Securities Act, such Investor shall promptly (a) send a confirmation to the Company’s transfer agent setting forth the number of such Shares that have been so resold and the date of such resale (such confirmation, the “Transfer Agent Confirmation”) and (b) deliver to the Company, the transfer agent and legal counsel to the Company a customary seller’s representation letter and broker’s representation letter confirming the resale of such Shares in the manner described above, together with any other documentation reasonably required by the transfer agent and/or the Depository Trust Company and, if applicable and requested by the Company, a legal opinion of the investor’s counsel that the sale of such shares did not require registration under the Securities Act, in a form and substance reasonably satisfactory to the Company and its legal counsel (the “Resale Deliverables”). The Company and the Investor hereby acknowledge that, if and when such Investor has (i) resold Shares in a manner described under the caption “Plan of Distribution” in the Resale Registration Statement or pursuant to Rule 144 or other available exemption from registration under the Securities Act and (ii) delivered the Resale Deliverables, the Company shall instruct the transfer agent to cause such shares to be credited to accounts designated by the Investor for the persons who purchased such Shares from the Investor. Upon the written request by the Investor to the Company if, at the time of such request, such Investor (i) is not, and has not been during the preceding three months, an affiliate of the Company and (ii) has held the portion of the Shares subject to such request for at least one year as determined in accordance with Rule 144, and at such time no other requirements would need to be satisfied in order for the Investor to sell the Shares under Rule 144, the Company shall, no later than two business days following the delivery by such Investor to the Company’s transfer agent of one or more legended certificates or book-entry statements representing such Shares issued to such Investor together with such other documentation from such Investor and its designated broker as the transfer agent or the Company deems necessary and appropriate, authorize the transfer agent to remove the Securities Act restrictive legend (and any stop transfer instructions placed against transfer of any such Shares) affixed to the portion of such Shares for which all conditions to such Investor’s ability to resell under Rule 144 have then been satisfied. At the time the Company authorizes the removal of the Securities Act restrictive legend (and any stop transfer instructions placed against transfer of any such Shares) pursuant to this Section 20, the Company shall also use its commercially reasonable efforts, at its sole expense, to cause its legal counsel to issue to the transfer agent a legal opinion or direction letter instructing the transfer agent that it is authorized to remove the Securities Act restrictive legend affixed to such Shares as contemplated by this Section 20. The Company shall be responsible for the fees of its transfer agent and any Depository Trust Company fees associated with such issuance.

21. Termination. This Agreement shall automatically terminate upon the earliest to occur, if any, of: (a) either the Company, on the one hand, or the Underwriters, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the IPO; (b) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Common Stock to the Underwriters; (c) termination of the Placement Agent Agreement; (d) the registration statement filed with the SEC with respect to the IPO is withdrawn; (e) if the Closing has not occurred on or prior to June 24, 2024; or (f) the written consent of each of the Company and the Investor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

RAPPORT THERAPEUTICS, INC.

By:
Name:	Troy Ignelzi
Title:	Chief Financial Officer

INVESTOR

[ ]

By:
Name:
Title:

[Signature Page to Share Purchase Agreement]

EXHIBIT A

Form of Underwriting Agreement

Rapport Therapeutics, Inc.

Common Stock, par value $0.001 per share

Underwriting Agreement

[•], 2024

Goldman Sachs & Co. LLC

Jefferies LLC

TD Securities (USA) LLC

Stifel, Nicolaus & Company, Incorporated

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

c/o TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

c/o Stifel, Nicolaus & Company, Incorporated

787 7th Avenue, 11th Floor

New York, New York 10019

Ladies and Gentlemen:

Rapport Therapeutics, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [•] shares (the “Firm Shares”) and, at the election of the Underwriters, up to [•] additional shares (the “Optional Shares”) of common stock, par value $0.001 per share (“Stock”) of the Company. The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares.”

1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement on Form S-1 (File No. 333-279486) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the

Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”); and any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person is hereinafter called a “broadly available road show”;

(b) (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, (B) no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission, and (C) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement);

(c) For the purposes of this Agreement, the “Applicable Time” is [•] p.m., New York time, on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement), will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus, each broadly available road show and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus, each broadly available road show and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery, will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(d) No documents were filed by the Company with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto;

(e) The Registration Statement, at the time it was declared effective, conformed, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, as of the date of the Prospectus or such amendment or supplement, will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(f) Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the capital stock (other than as a result of (i) the exercise, if any, of stock options or the award, if any, of stock options or restricted stock in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus or (ii) the issuance, if any, of stock upon conversion of the Company’s securities as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Company or any of its subsidiaries or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, stockholders’ equity, prospects or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;

(g) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(h) Each of the Company and each of its subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation or other business entity for the transaction of business and is in good standing (where such concept exists) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each subsidiary of the Company has been identified in Exhibit 21.1 to the Registration Statement;

(i) The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform, in all material respects, to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and none of the outstanding capital stock or equity interest in any subsidiary was issued in violation of preemptive or similar rights of any security holder of such subsidiary;

(j) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform, in all material respects, to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights, except as have been duly and validly waived or complied with;

(k) The issue and sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (A) and (C) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements, the approval for listing the Shares on The Nasdaq Global Market (the “Exchange”) and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(l) Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(m) The statements set forth in the Pricing Prospectus and the Prospectus under the captions “Description of Capital Stock” and “Shares Eligible for Future Sale,” insofar as they purport to constitute a summary of the terms of the Stock and under the captions “Material U.S. Federal Income Tax Consequences to Non-U.S. Holders” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(n) Other than as set forth in the Pricing Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries or any of their properties or assets or, to the Company’s knowledge, any officer or director of the Company is a party or of which any property or assets of the Company or any of its subsidiaries or, to the Company’s knowledge, any of their properties or assets or any officer or director of the Company is the subject which, if determined adversely to the Company or any of its subsidiaries or any of their properties or assets (or such officer or director), would individually or in the aggregate have a Material Adverse Effect or which are required to be described in the Registration Statement and Prospectus and are not so described; and no such proceedings are threatened or, to the Company’s knowledge, contemplated by governmental authorities or others; there are no current or pending Actions that are required under the Act to be described in the Registration Statement or the Pricing Prospectus that are not so described therein; and there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the Pricing Prospectus;

(o) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Pricing Prospectus and the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(p) At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(q) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(r) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the requirements of the Exchange Act as applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles (“GAAP”) and (iii) is designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) as of an earlier date than it would otherwise be required to so comply under applicable law). There are no material weaknesses in the Company’s internal controls;

(s) Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(t) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(u) This Agreement has been duly authorized, executed and delivered by the Company;

(v) The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby has been duly and validly taken;

(w) (A) None of the Company or its subsidiaries, or any director or officer thereof, nor, to the knowledge of the Company any affiliate, employee, or agent or other person associated with or acting on behalf of the Company or any of its subsidiaries or affiliates, has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof), (ii) taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts, entertainment, other expense or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to improperly influence official action, or to any person in violation of any applicable anti-corruption laws; or (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption laws (collectively, “Anti-Corruption Laws”); (B) the Company and its subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (C) neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering of the Shares hereunder in furtherance of any unlawful expense or any direct or indirect unlawful payment in violation of any Anti-Corruption Laws;

(x) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable financial recordkeeping and reporting requirements and anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and any similar rules, regulations or guidelines issued, administered or enforced by any governmental agency, of the various jurisdictions in which the Company and its subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(y) (A) None of the Company or any of its subsidiaries, nor any director, officer or employee thereof, nor, to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is a person or entity that is, or is 50% or more owned or, where relevant under applicable Sanctions, controlled by one or more persons or entities that are, currently the subject or the target of any sanctions administered or enforced by the U.S. government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State (and including, without limitation, the designation as a “specially designated national” or “blocked person”), the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), or located, organized, or resident in a country or territory that is the subject or target of Sanctions (currently, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic and so-called Luhansk People’s Republic and the non-government controlled areas of Zaporizhzhia and Kherson regions of Ukraine (each a “Sanctioned Jurisdiction”)); (B) the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any unlawful activities of or business with any Sanctioned Jurisdiction or any person or entity, that, at the time of such funding or facilitation, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person or entity (including any person or entity participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; and (C) the Company and its subsidiaries have not since April 24, 2019 knowingly engaged in, are not now knowingly engaged in and will not engage in any unlawful dealings or transactions with any Sanctioned Jurisdiction or involving any person or entity, that, at the time of such dealing or transaction, is or was the subject or the target of Sanctions; the Company and its subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions;

(z) The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except in the case of any unaudited financial statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission. The supporting schedules, if any, present fairly, in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder;

(aa) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(bb) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(cc) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except as otherwise have been validly waived in connection with the issuance and sale of Shares contemplated hereby and as described in the Time of Sale Prospectus and Prospectus;

(dd) The Company and its subsidiaries and their respective directors, officers and employees, and to the Company’s knowledge, their respective agents, affiliates and representatives, are, and at all times have been, in compliance with all applicable Health Care Laws. For purposes of this Agreement, “Health Care Laws” shall mean the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Act (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286, 287 and 1349, and the health care fraud criminal provisions under the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§ 1320d et seq.) (“HIPAA”), the exclusion law (42 U.S.C. § 1320a-7), the civil monetary penalties law (42 U.S.C. § 1320a-7a), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 17921 et seq.), the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), the Public Health Service Act (42 U.S.C. §§ 201 et seq.), the statutes, regulations and directives of applicable federal healthcare programs, including but not limited to Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act), any rules and regulations promulgated pursuant to the statutes listed herein, and any other applicable federal, state, or foreign health care laws. The Company is not a party to nor has any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any governmental authority. The Company has not received any notification, correspondence or any other written communication, including, without limitation, any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any similar regulatory authority, or any notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action, from any court, arbitrator, governmental or regulatory authority or third party, of potential or actual non-compliance by, or liability of, the Company under any Health Care Laws;

(ee) Each of the Company and its subsidiaries possesses, and is in compliance with the terms of, all applications, certificates, approvals, clearances, registrations, exemptions, franchises, licenses, permits, consents and other authorizations necessary to conduct their respective businesses (collectively, “Licenses”), issued by the appropriate governmental authorities, including, without limitation, all Licenses required by the FDA, or any component thereof and/or by any other U.S., state, local or foreign government or drug regulatory agency (collectively, the “Regulatory Agencies”). All Licenses are in full force and effect and the Company is not in violation of any term or conditions of any License. The Company has not received any written notice of proceedings relating to the revocation or modification of any Licenses and no Regulatory Agency has taken any action to limit, suspend or revoke any License possessed by the Company;

(ff) The pre-clinical studies and clinical trials that are described in the Registration Statement, the Pricing Prospectus and the Prospectus were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the FDA or any foreign governmental body exercising comparable authority, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, and all applicable laws and regulations; the descriptions of the pre-clinical studies and clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company, and the results thereof, contained in the Registration

Statement, the Pricing Prospectus and the Prospectus are accurate and complete in all material respects; the Company is not aware of any other pre-clinical studies or clinical trials, the results of which reasonably call into question the results described in the Registration Statement, the Pricing Prospectus and the Prospectus; and the Company has not received any written notices or correspondence from the FDA, any foreign, state or local governmental body exercising comparable authority or any Institutional Review Board requiring the termination, suspension, material modification or clinical hold of any pre-clinical studies or clinical trials conducted by or on behalf of the Company;

(gg) Neither the Company nor its subsidiaries any of its or their respective officers, employees, directors, nor to the Company’s knowledge, their agents or clinical investigators, has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion, or has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in debarment under 42 U.S.C. § 1320a-7 or 21 U.S.C. § 335a;

(hh) The Company and its subsidiaries own, or possess valid and enforceable license rights in, all patents, patent applications, inventions, copyrights and registrations and applications thereof, works of authorship, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, domain names, trade names, software, systems and technology (collectively, “Intellectual Property”) as described in the Registration Statement, the Pricing Prospectus and the Prospectus (collectively, “Company Intellectual Property”). To the Company’s knowledge, the Company and its subsidiaries, and the conduct of their respective businesses and the proposed conduct of their businesses, does not and will not infringe, misappropriate or otherwise violate any Intellectual Property rights of others. Neither the Company nor any of its subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to any of the Company Intellectual Property and there is no pending or threatened action, suit, proceeding or claim by others (i) challenging the Company’s or its subsidiaries’ rights in or to any Company Intellectual Property, and the Company and its subsidiaries are unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (ii) challenging the validity, enforceability or scope of any Company Intellectual Property, and the Company and its subsidiaries are unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (iii) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Pricing Prospectus or the Prospectus as under development, infringe or violate, any Intellectual Property of third parties, and the Company and its subsidiaries have not received any notice of, and are unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. The Company Intellectual Property is enforceable, subsisting and, to the knowledge of Company, valid. To the Company’s knowledge, the Company Intellectual Property is free and clear of all material liens, security interests, or encumbrances, other than non-exclusive licenses granted in the ordinary course of business. To the Company’s knowledge, there are no material defects in any of the patents or patent applications, trademark applications or trademark registration, or copyright registrations included in the Company Intellectual Property. To the Company’s knowledge, there is no infringement, misappropriation or other violation by third parties of any Company Intellectual Property owned by the Company or its subsidiaries. The Company and its subsidiaries have complied with the terms of each agreement pursuant to which Company Intellectual Property has been licensed to the Company or any subsidiary, and all such agreements are in full force and effect, except as would not have a Material Adverse Effect. To the Company’s knowledge, the Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard the Company Intellectual Property, including payment of applicable maintenance fees, filing of applicable statements of use, timely responding to office actions, complying with the duties of candor and good faith required by the United States Patent and Trademark Office, and the disclosure of any required information, and the execution of appropriate nondisclosure, confidentiality agreements, invention or intellectual property assignments or assignment agreements with their employees, consultants and contractors. To the Company’s knowledge, no employee, consultant or independent contractor of the Company is in or has ever been in violation in any material respect of any term of any invention assignment agreement, non-competition agreement, non-solicitation agreement, or non-disclosure agreement. The Company and each of its subsidiaries have taken reasonable measures to protect their confidential information and trade secrets, including the execution of appropriate nondisclosure and confidentiality agreements;

(ii) No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers or contractors, except as would not have a Material Adverse Effect;

(jj) (A) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; (B) neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and (C) neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, taken as a whole, be reasonably expected to have a Material Adverse Effect;

(kk) Except as otherwise disclosed in the Registration Statement, the Company has not sold, issued or distributed any shares of its common stock during the six-month period preceding the date of this Agreement, including any sales pursuant to Regulation D or S of the Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(ll) All U.S. federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown as due on such returns or that otherwise have been assessed that are due and payable have been paid, except assessments against which appeals have been promptly taken and as to which adequate reserves have been established in the audited financial statements included in the Pricing Prospectus. The Company and each of its subsidiaries have timely filed all other U.S. federal, state, local and foreign tax returns required to be filed through the date of this Agreement, or have requested extensions thereof, and have paid all taxes required to be paid thereon (except where the failure to file or pay would not, individually or in the aggregate, have a Material Adverse Effect, or except as currently being contested in good faith and for which adequate reserves have been established in the audited financial statements included in the Pricing Prospectus), no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency that could reasonably be expected to be determined adversely to the Company or its subsidiaries and that could reasonably be expected to have) a Material Adverse Effect and no audit or other examination of or with respect to any tax return or taxes of the Company or any of its subsidiaries is presently in progress, nor has the Company or any of its subsidiaries been notified in writing of any request for an audit or other examination that has not been finally resolved and that in each case could reasonably be expected to have a Material Adverse Effect;

(mm) From the time of initial confidential submission of a registration statement relating to the Shares with the Commission through the date of this Agreement, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(nn) The Company’s and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases, and any other information technology systems owned, licensed, leased, or otherwise used by the Company, and any such equipment or technology maintained or provided by any third parties to the Company or its subsidiaries (collectively, “IT Systems”) are (A) adequate for, and operate and perform in all material respects as necessary for the uninterrupted operation of the business of the Company and its subsidiaries as currently conducted and as anticipated to be conducted as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, and (B) are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware, harmful code, or other corruptants. The Company and its subsidiaries have at all times implemented and maintained reasonable and appropriate controls, policies, procedures and safeguards designed to maintain and protect its confidential, proprietary, and sensitive information and the privacy, confidentiality, integrity, availability, continuous operation, redundancy and security of all IT Systems and data (including any and all (A) information that (i) relates to an identified or identifiable individual, or (ii) is defined as “personal information,” “personally identifiable information,” “personal data,” or similar term under applicable Data Protection Requirements (as defined below) (collectively, “Personal Data”), and (B) confidential, sensitive, or proprietary data (collectively “Protected Information”)) used in connection with the business of the Company or its subsidiaries. The Company and its subsidiaries have at all times established and maintained reasonable and appropriate disaster recovery and security plans and procedures for their business, including, without limitation, for the IT Systems and Protected Information. The security programs of the Company and its subsidiaries comply and have at all times complied, in all material respects, with all applicable Data Protection Requirements. There have been no actual or reasonably suspected breaches or attacks involving the accidental, unlawful, or unauthorized destruction of, loss of, alteration of, uses of, or accesses to, any IT Systems or Protected Information (collectively, a “Data Breach”) except for those that have been remedied without material cost or liability or the duty to notify any other person. There are no Data Breaches under internal review or investigations relating to the same. The Company and its subsidiaries have not been notified of, and have no knowledge of, any fact or circumstance that would reasonably be expected to result in any such Data Breach;

(oo) The Company and its subsidiaries have at all times materially complied with all of the following, as they relate to the protection, collection, use, disclosure, transfer, storage, disposal, confidentiality, integrity, availability, processing, privacy, and security of IT Systems and Personal Data: (A) applicable laws, statutes, regulations, directives, self-regulatory guidelines and standards, in all relevant jurisdictions (including, but not limited to, in each case as applicable, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); the United Kingdom General Data Protection Regulation (“UK GDPR”); and the California Consumer Privacy Act (“CCPA”)); (B) all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority; (C) internal or external policies; and (D) contractual obligations (collectively, “Data Protection Requirements”);

(pp) The Company and its subsidiaries have at all times made all disclosures to, and obtained all consents from, individuals as required by Data Protection Requirements for the Company’s and its subsidiaries’ collection, use, disclosure or other processing of Personal Data. None of such disclosures have been materially inaccurate, deceptive, misleading, incomplete, or in violation of Data Protection Requirements;

(qq) The Company and each of its subsidiaries (A) have not received written notice of any actual or potential liability under or relating to, or actual or potential violation of, Data Protection Requirements, (B) have no knowledge of any fact or circumstance that would reasonably indicate the Company or one of its subsidiaries is not in compliance with any of the Data Protection Requirements; (C) are not currently participating, in whole or in part, in any investigation, remediation, or other corrective action relating to a violation of any of the Data Protection Requirements; and (D) are not a party to any order, decree, or agreement by any court or arbitrator or governmental or regulatory authority that imposes any obligation or liability relating to any Data Protection Requirement;

(rr) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus, and the Prospectus, each Issuer Free Writing Prospectus and each Section 5(d) Writing, as supplemented by and taken together with the Pricing Disclosure Package, is not based on or derived from sources that are reliable and accurate in all material respects;

(ss) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(tt) There are no debt securities or preferred stock issued or guaranteed by the Company that are rated by a “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act;

(uu) (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Code) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of

Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA) (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect;

(vv) There are no off-balance sheet arrangements (as defined in Regulation S-K Item 303(a)(4)(ii)) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources;

(ww) There are no contracts, arrangements or other documents that are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

(xx) The Company and each of its subsidiaries have such permits, licenses, approvals, consents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their respective properties and conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any proceedings related to the revocation or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

(yy) Neither the Company nor any of its controlled affiliates has taken or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries in connection with the offering of the Shares;

(zz) The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares;

(aaa) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other, that is required by the Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Registration Statement, the Pricing Prospectus and the Prospectus; and

(bbb) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[•], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [•] Optional Shares, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance. The Company will cause the certificates, if any, representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on [•], 2024 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at the offices of Cooley LLP, 55 Hudson Yards, New York, New York 10001 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at [•] p.m., New York time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. The Company agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act prior to the earlier of (i) the First Time of Delivery and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order suspending the effectiveness of the Registration Statement or any part thereof preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Act, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement or any part thereof or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus or other prospectus relating to the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required), or to file a general consent to service of process in any jurisdiction (where not otherwise required);

(c) Prior to 10:00 a.m., New York time, on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Representatives and the Company) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus, Preliminary Prospectus and any supplements and amendments thereto or to the Registration Statement in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and, before amending or supplementing the Registration Statement, the Pricing Disclosure Package or the Prospectus, to furnish you a copy of each such proposed amendment or supplement and not file any such proposed amendment or supplement to which you reasonably object, and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities (whose name and address the Underwriters shall furnish to the Company) as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d) To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) (1) During the period beginning from the date of this Agreement and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, loan, hedge, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, (ii) enter into any hedging, swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise (other than the Shares to be sold hereunder or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement) or (iii) publicly disclose the intention to do any of the foregoing, in each case, without the prior written consent of Goldman Sachs & Co. LLC and Jefferies LLC; provided, however, that the restrictions in the foregoing sentence shall not apply to (a) the Shares to be sold hereunder; (b) shares of common stock or any securities (including without limitation options, restricted stock or restricted stock units) convertible into, or exercisable for, shares of common stock pursuant to any employee stock option plan, incentive plan, stock plan, dividend reinvestment plan or otherwise in equity compensation arrangements in place as of the Applicable Time and as described in the Pricing Disclosure Package; (c) the grant of awards pursuant to employee equity-based compensation plans, incentive plans, stock plans, or other arrangements in place as of the Applicable Time and as described in the Pricing Disclosure Package; (d) the filing of a registration statement on Form S-8 in connection with the registration of shares of common stock issuable under any employee equity-based compensation plan, incentive plan, stock plan, dividend reinvestment plan adopted and approved by the Company’s board of directors prior to the Applicable Time and as described in the Pricing Disclosure Package; (e) the issuance of up to five percent (5%) of the outstanding shares of common stock in connection with the acquisition of the assets of, or a majority or controlling portion of the equity of, or a joint venture with another entity in connection with its acquisition by the Company or any of its subsidiaries of such entity; and (f) the offering and sale of common stock pursuant to the concurrent private placement described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that each recipient of any shares of common stock issued or sold pursuant to clause (b), (c), (e) or (f) above executes and delivers to the Representatives prior to such issuance or sale (as the case may be) an agreement having substantially the same terms as set forth in Annex II hereto;

(2) If Goldman Sachs & Co. LLC and Jefferies LLC, in their sole discretion, agree to release or waive the restrictions in lock-up letters delivered pursuant to Section 8(i) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees, in each case, to announce the impending release or waiver by a press release substantially in the form of Annex I hereto through a major news service at least two business days before the effective date of the release or waiver;

(3) To enforce all existing agreements between the Company and any of its securityholders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities in connection with the Company’s initial public offering until, in respect of any particular securityholder, the earlier to occur of (i) the expiration of the Lock-Up Period or (ii) the expiration of any similar arrangement entered into by such securityholder with the Representatives; to direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock-up,” “market stand-off,” “holdback” or similar provisions of such agreements for the duration of the periods contemplated in the preceding clause; and not to release or otherwise grant any waiver of such provisions in such agreements during such periods without the prior written consent of Goldman Sachs & Co. LLC and Jefferies LLC, on behalf of the Underwriters;

(f) During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, provided that no reports, documents or other information need to be furnished pursuant to this Section 5(f) to the extent that they are available on the Commission’s EDGAR system;

(g) During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), provided that no reports, documents or other information need to be furnished pursuant to this Section 5(g) to the extent that they are available on the Commission’s EDGAR system;

(h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i) To use its best efforts to list for trading, subject to official notice of issuance, the Shares on the Exchange;

(j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k) If the Company elects to rely upon Rule 462(b) under the Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (16 CFR 202.3a);

(l) Upon reasonable request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(m) To promptly notify you if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery.

(n) To deliver to each Underwriter (or its agent), on or before the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification;

(o) Neither the Company nor any of its subsidiaries or affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares; and

(p) To indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the sale, issuance or delivery of the Shares by the Company to the Underwriters and on the execution and delivery of this Agreement.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; and any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed in Schedule II(a) hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission, provided, however, that this covenant shall not apply to any statements or omissions in a Written Testing-the-Waters Communication prepared or authorized by the Company made in reliance upon and in conformity with the Underwriter Information;

(d) The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act, and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representatives that are listed on Schedule III(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications; and

(e) Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act.

7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares, provided, however, that the reasonable and documented fees and disbursements of counsel for the Underwriters related to clauses (iii) and (v) shall not exceed $40,000 in the aggregate; (vi) the cost of preparing stock certificates; if applicable; (vii) the cost and charges of any transfer agent or registrar; (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show; (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (x) any documentary, stamp, registration or other similar taxes on the sale, issuance and delivery of the Shares to the Underwriters and on the execution and delivery of this Agreement. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on the resale of any of the Shares by them, any advertising expenses connected with any offers they may make and the travel and lodging expenses incurred by representatives of the Underwriters in connection with any road show.

8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Cooley LLP, counsel for the Underwriters, shall have furnished to you such written opinion and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Goodwin Procter LLP, counsel for the Company, shall have furnished to you their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance reasonably satisfactory to you;

(d) Goodwin Procter LLP, intellectual property counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you;

(e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of the exercise of stock options or the award of stock options or restricted stock in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus) or long-term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(h) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to official notice of issuance, on the Exchange;

(i) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each (i) officer and director of the Company and (ii) other securityholders of the Company representing all outstanding securities of the Company, substantially to the effect set forth in Annex II hereto in form and substance satisfactory to you;

(j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

(k) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section 8 and as to such other matters as you may reasonably request.

9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the [•] paragraph under the caption “Underwriting,” and the information contained in the [•] paragraph under the caption “Underwriting.”

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any reasonable and documented legal expenses of other counsel or any other reasonable and documented expenses, in each case, subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, broker-dealer, affiliate or controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman Sachs & Co. LLC, Jefferies LLC, TD Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated on behalf of you as the Representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and (A) if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives (i) in care of Goldman Sachs & Co. LLC, at 200 West Street, New York, New York 10282-2198, Attention: Registration Department, (ii) in care of Jefferies LLC, at 520 Madison Avenue, New York, New York 10022, Attention: General Counsel, (iii) in care TD Securities (USA) LLC, at 1 Vanderbilt Avenue, New York, New York 10017, Attention: Head of Equity Capital Markets, Fax: 646-562-1249 with a copy to the General Counsel, Fax: 646-562-1130 and (iv) Stifel, Nicolaus & Company, Incorporated, at 787 7th Avenue, 11th Floor, New York, New York 10019, Attention: Equity Capital Markets; (B) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Chief Financial Officer, with a copy to Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210, Attention: Kingsley L. Taft and Stephanie A. Richards; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request; provided further, however, that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to (i) Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Control Room; (ii) Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, or any director, officer, employee, broker-dealer or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, and does not constitute a recommendation, investment advice, or solicitation of any action by the Underwriters, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, (iv) the Underwriters have not provided any legal, accounting, regulatory, investment or tax advice with respect to the offering of the Shares and the Company has consulted its own legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

18. This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

19. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

21. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature pages follow]

Very truly yours,

Rapport Therapeutics, Inc.

By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

Jefferies LLC

By:
Name:
Title:

TD Securities (USA) LLC

By:
Name:
Title:

Stifel, Nicolaus & Company, Incorporated

By:
Name:
Title:

On behalf of each of the

Underwriters

SCHEDULE I
Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC	[•]	[•]
Jefferies LLC	[•]	[•]
TD Securities (USA) LLC	[•]	[•]
Stifel, Nicolaus & Company, Incorporated	[•]	[•]
Total	[•]	[•]

SCHEDULE II

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

[Electronic Roadshow dated [•], 2024.]

(b) Additional Documents Incorporated by Reference:

[None]

(c) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The initial public offering price per share for the Shares is $[•]

The number of Shares purchased by the Underwriters is [•].

[Add any other pricing disclosure.]

(d) Written Testing-the-Waters Communications:

[To add TTW Presentations]

ANNEX I

FORM OF PRESS RELEASE

Rapport Therapeutics, Inc.

[Date]

Rapport Therapeutics, Inc. (the “Company”) announced today that Goldman Sachs & Co. LLC, Jefferies LLC, TD Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated, the lead book-running managers in the Company’s recent public sale of    shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to    shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [date], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX II

FORM OF LOCK-UP AGREEMENT

RAPPORT THERAPEUTICS, INC.

Lock-Up Agreement

[•], 2024

Goldman Sachs & Co. LLC

Jefferies LLC

TD Securities (USA) LLC

Stifel, Nicolaus & Company, Incorporated

As Representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o Jefferies LLC

520 Madison Avenue

New York, NY 10022

c/o TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, NY 10017

c/o Stifel, Nicolaus & Company, Incorporated

787 7th Avenue, 11th Floor

New York, NY 10019

Re:	Rapport Therapeutics, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Rapport Therapeutics, Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”) of shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock (such shares of Common

Stock, options, rights, warrants or other securities, collectively, “Lock-Up Securities”), including without limitation any such Lock-Up Securities now owned or hereafter acquired by the undersigned, (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (iii) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (iv) otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (i), (ii) or (iii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period.

Notwithstanding the foregoing, the undersigned may:

(a) transfer the undersigned’s Lock-Up Securities

i.	as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes;

ii.	upon death by will, testamentary document or intestate succession;

iii.

if the undersigned is a natural person, to any member of the undersigned’s immediate family (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin) or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned or, if the undersigned is a trust, to a trustor or beneficiary of the trust or the estate of a beneficiary of such trust;

iv.

to a corporation, partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

v.	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (iv) above;

vi.

if the undersigned is a corporation, partnership, limited liability company or other business entity, (A) to another corporation, partnership, limited liability company or other business entity that is a subsidiary or an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity which fund or entity is controlled or managed by the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a disposition, transfer or distribution by the undersigned to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders;

vii.	by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement;

viii.	to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee;

ix.

if the undersigned is not an officer or director of the Company, in connection with a sale of the undersigned’s shares of Common Stock acquired (A) from the Underwriters in the Public Offering or (B) in open market transactions after the closing date of the Public Offering;

x.

to the Company in connection with the vesting, settlement or exercise of restricted stock units, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise), including any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such restricted stock units, options, warrants or other rights, or in connection with the conversion of convertible securities, in all such cases pursuant to equity awards granted under a stock incentive plan or other equity award plan, or pursuant to the terms of convertible securities, each as described in the Registration Statement, the preliminary prospectus relating to the Shares included in the Registration Statement immediately prior to the time the Underwriting Agreement is executed and the Prospectus, provided that any securities received upon such vesting, settlement, exercise or conversion shall be subject to the terms of this Lock-Up Agreement; or

xi.	with the prior written consent of Goldman Sachs & Co. LLC and Jefferies LLC on behalf of the Underwriters;

provided that (A) in the case of clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above, such transfer or distribution shall not involve a disposition for value, (B) in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, shall sign and deliver a lock-up agreement in the form of this Lock-Up Agreement, (C) in the case of clauses (a)(ii), (iii), (iv), (v) and (vi) above, no filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities shall be required or shall be voluntarily made in connection with such transfer or distribution, and (D) in the case of clauses (a)(i), (vii), (viii), (ix) and (x) above, no filing under the Exchange Act or other public filing, report or announcement shall be voluntarily made, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (A) the circumstances of such transfer or distribution and (B) in the case of a transfer or distribution pursuant to clauses (a)(i) or (a)(vii) above, that the donee, devisee, transferee or distributee has agreed to be bound by a lock-up agreement in the form of this Lock-Up Agreement;

(b)

transfer the undersigned’s Lock-Up Securities to the Company pursuant to an agreement under which the Company has the option to repurchase shares or a right of first refusal with respect to transfer of such shares, provided that no filing under the Exchange Act or other public filing, report or announcement shall be voluntarily made, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the circumstances of such transfer or distribution;

(c)

enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of the undersigned’s Lock-Up Securities, if then permitted by the Company, provided that none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the Lock-Up Period and no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be voluntarily made regarding the establishment of such plan during the Lock-Up Period, and if any such filing, report or announcement shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto that that none of the securities subject to such plan may be transferred, sold or otherwise disposed of pursuant to such plan until after the expiration of the Lock-Up Period;

(d)

(i) transfer the undersigned’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)) and (ii) enter into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Common Stock or such other securities in connection with a transaction described in clause (i) above; provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement; and

(e)

convert outstanding preferred stock of the Company into shares of Common Stock, provided that any such shares received upon such conversion shall remain subject to the provisions of this Lock-Up Agreement.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the Public Offering.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an officer or director of the Company, (i) Goldman Sachs & Co. LLC and Jefferies LLC agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, Goldman Sachs & Co. LLC and Jefferies LLC will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service (or such other method approved by Goldman Sachs & Co. LLC and Jefferies LLC that satisfies the requirements of FINRA Rule 5131(d)(2)) at least two business days before the effective date of the release or waiver. Any release or waiver granted by Goldman Sachs & Co. LLC and Jefferies LLC hereunder to any such officer or director shall only be effective two business days after the publication date of such announcement. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (ii) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned now has, and, except as contemplated by clauses (a) and (d) of the third paragraph of this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s Lock-Up Securities, free and clear of all liens, encumbrances and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may have provided or hereafter provide to the undersigned in connection with the Public Offering a Form CRS and/or certain other disclosures as contemplated by Regulation Best Interest, the Underwriters have not made and are not making a recommendation to the undersigned to enter into this Lock-Up Agreement or to transfer, sell or dispose of, or to refrain from transferring, selling or disposing of, any shares of Common Stock, and nothing set forth in such disclosures or herein is intended to suggest that any Underwriter is making such a recommendation.

This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all of his, her or its obligations hereunder upon the earlier of (i) the date on which the Registration Statement filed with the SEC with respect to the Public Offering is withdrawn, (ii) the date on which for any reason the Underwriting Agreement is terminated (other than the provisions thereof that survive termination) prior to payment for and delivery of the Shares to be sold thereunder (other than pursuant to the Underwriters’ option thereunder to purchase additional Shares), (iii) the date on which the Company notifies the Representatives, in writing and prior to the execution of the Underwriting Agreement, that it does not intend to proceed with the Public Offering and (iv) September 30, 2024, in the event that the Underwriting Agreement has not been executed by such date (provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date by a period of up to an additional 90 days).

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws that would result in the application of any law other than the laws of the State of New York. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

Very truly yours,

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
	(duly authorized signature)	(please print complete name of entity)

Name:		By:
	(please print full name)		(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)